UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 30, 2003
Date of Report (Date of Earliest Event Reported)

TRIKON TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22501	95-4054321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ringland Way, Newport, South Wales NP18 2TA,
United Kingdom
(Address of principal executive offices)

44-1633-414-000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished herewith:

99.1 Press Release dated October 30, 2003.

Item 12.	Results of Operations and Financial Condition.

On October 30, 2003, Trikon Technologies, Inc. issued a press release announcing third quarter earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2003	TRIKON TECHNOLOGIES, INC.

	By:	/s/ William J. Chappell
William J. Chappell
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated October 30, 2003